Exhibit 99.2

Vishay Intertechnology, Inc.

Introduction

In preparation for the spin-off of Vishay Precision Group, Inc., (“VPG”) which was completed in the third fiscal quarter on July 6, 2010, the Company realigned its reportable business segments structure to be consistent with changes made to its management reporting. The changes made to management reporting included separating the former Semiconductors reporting segment into MOSFETs, Diodes, and Optoelectronic Components and separating the former Passive Components reporting segment into Resistors and Inductors, Capacitors, and Vishay Precision Group. The changes were necessary due to the former Passive Components segment no longer being comparable after the completion of the spin-off of VPG, the need for discrete information regarding VPG, and due to the increased interest of management and outside investors in more discrete financial information. Effective beginning in the second fiscal quarter of 2010, the chief operating decision maker began making strategic and operating decisions with regards to assessing performance and allocating resources based on this new segment structure. Following the completion of the spin-off in the third fiscal quarter, we will have five reporting segments.

The Company evaluates business segment performance on operating income, exclusive of certain items (“segment operating income”). Beginning in the second fiscal quarter of 2010, the Company changed its definition of segment operating income to exclude such costs as global operations, sales and marketing, information systems, finance and administration groups. These costs are managed by executives that report to the chief operating decision maker and were formerly included in segment operating income. Only dedicated, direct selling, general, and administrative expenses of the segments are included in the calculation of segment operating income. Additionally, management has always evaluated segment performance excluding items such as restructuring and severance costs, asset write-downs, goodwill and indefinite-lived intangible asset impairments, inventory write-downs, gains or losses on purchase commitments, and other items. Management believes that evaluating segment performance excluding such items is meaningful because it provides insight with respect to intrinsic operating results of the Company. These items represent reconciling items between segment operating income and consolidated operating income. Business segment assets are the owned or allocated assets used by each business.

The accompanying selected financial data are unaudited and do not include all information and footnotes necessary for presentation of financial position, results of operations, and cash flows required by accounting principles generally accepted in the United States for complete financial statements. The selected financial data should be read in conjunction with the consolidated financial statements and notes thereto filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 28, 2009, June 27, 2009, September 26, 2009, and April 3, 2010.

VISHAY INTERTECHNOLOGY, INC.
Selected Segment Information
as recast to reflect the business segment realignment
(Unaudited - in thousands)

			Optoelectronic	Resistors &		Vishay Precision
	MOSFETs	Diodes	Components	Inductors	Capacitors	Group	Total
Fiscal quarter ended July 3, 2010:
Product sales	$153,207	$151,026	$57,657	$151,941	$133,346	$52,914	$700,091
Royalty revenues	48	-	27	1,489	-	-	$1,564
Total revenue	$153,255	$151,026	$57,684	$153,430	$133,346	$52,914	$701,655

Gross Margin	$46,887	$35,865	$20,288	$54,886	$32,685	$19,982	$210,593

Six fiscal months ended July 3, 2010:
Product Sales	$280,831	$291,272	$116,053	$299,398	$250,677	$101,089	$1,339,320
Royalty Revenues	48	-	60	2,687	-	-	$2,795
Total Revenue	$280,879	$291,272	$116,113	$302,085	$250,677	$101,089	$1,342,115

Gross Margin	$73,905	$63,511	$39,944	$106,806	$56,410	$37,030	$377,606

	Fiscal quarter ended	Six fiscal months ended
	July 3, 2010	July 3, 2010
Operating margin reconciliation:
MOSFETs	$37,864	$56,154
Diodes	30,121	51,956
Optoelectronic Components	17,454	34,115
Resistors & Inductors	48,497	93,737
Capacitors	27,111	44,873
Vishay Precision Group	10,871	18,949
Unallocated Selling, General, and Administrative Expenses	(70,591)	(133,332)
Consolidated Operating Income (Loss)	$101,327	$166,452

VISHAY INTERTECHNOLOGY, INC.
Selected Segment Information
as recast to reflect the business segment realignment
(Unaudited - in thousands)

			Optoelectronic	Resistors &		Vishay Precision
	MOSFETs	Diodes	Components	Inductors	Capacitors	Group	Total
Fiscal quarter ended April 3, 2010:
Product sales	$127,624	$140,246	$58,396	$147,457	$117,331	$48,175	$639,229
Royalty revenues	-	-	33	1,198	-	-	$1,231
Total revenue	$127,624	$140,246	$58,429	$148,655	$117,331	$48,175	$640,460

Gross Margin	$27,018	$27,646	$19,656	$51,920	$23,725	$17,048	$167,013

Fiscal quarter ended
April 3, 2010
Operating margin reconciliation:
MOSFETs	$18,290
Diodes	21,835
Optoelectronic Components	16,661
Resistors & Inductors	45,240
Capacitors	17,762
Vishay Precision Group	8,078
Unallocated Selling, General, and Administrative Expenses	(62,741)
Consolidated Operating Income (Loss)	$65,125

VISHAY INTERTECHNOLOGY, INC.
Selected Segment Information
as recast to reflect the business segment realignment
(Unaudited - in thousands)

			Optoelectronic	Resistors &		Vishay Precision
	MOSFETs	Diodes	Components	Inductors	Capacitors	Group	Corporate / Other	Total
Year ended December 31, 2009:
Product sales	$427,110	$410,415	$167,317	$438,600	$420,890	$171,991	$-	$2,036,323
Royalty revenues	71	-	13	5,626	-	-	-	$5,710
Total revenue	$427,181	$410,415	$167,330	$444,226	$420,890	$171,991	$-	$2,042,033

Gross Margin	$57,280	$51,361	$37,180	$109,093	$80,533	$52,714	$-	$388,161

Depreciation expense	58,762	38,638	14,757	38,392	46,684	8,446	330	$206,009
Interest expense (income)	23	93	172	(27)	934	69	9,057	$10,321
Capital expenditures	10,309	12,474	3,453	11,126	10,567	2,181	230	$50,340

Total Assets as of December 31, 2009:	566,952	522,080	132,065	572,076	668,271	209,779	48,323	$2,719,546

Year ended
December 31, 2009
Operating margin reconciliation:
MOSFETs	$25,434
Diodes	31,275
Optoelectronic Components	24,441
Resistors & Inductors	85,406
Capacitors	60,480
Vishay Precision Group	22,510
Unallocated Selling, General, and Administrative Expenses	(220,547)
Restructuring and severance Costs	(37,874)
Asset write-downs	(681)
Settlement agreement gain	28,195
Executive employment agreement charge	(57,824)
Consolidated Operating Income (Loss)	$(39,185)

Restructuring and severance costs:
MOSFETs	$8,017
Diodes	4,707
Optoelectronic Components	2,755
Resistors & Inductors	9,374
Capacitors	5,353
Vishay Precision Group	2,048
Unallocated Selling, General, and Administrative Expenses	5,620
$37,874

Asset write-downs:
MOSFETs	$-
Diodes	681
Optoelectronic Components	-
Resistors & Inductors	-
Capacitors	-
Vishay Precision Group	-
$681

VISHAY INTERTECHNOLOGY, INC.
Selected Segment Information
as recast to reflect the business segment realignment
(Unaudited - in thousands)

			Optoelectronic	Resistors &		Vishay Precision
	MOSFETs	Diodes	Components	Inductors	Capacitors	Group	Total
Fiscal quarter ended September 26, 2009:
Product sales	$123,003	$110,408	$43,320	$106,768	$100,973	$40,105	$524,577
Royalty revenues	14	-	-	713	-	-	$727
Total revenue	$123,017	$110,408	$43,320	$107,481	$100,973	$40,105	$525,304

Gross Margin	$18,485	$16,860	$10,281	$25,316	$20,745	$12,680	$104,367

Nine fiscal months ended September 26, 2009:
Product sales	$302,762	$282,041	$118,200	$305,030	$298,483	$125,143	$1,431,659
Royalty revenues	71	-	13	3,330	-	-	$3,414
Total revenue	$302,833	$282,041	$118,213	$308,360	$298,483	$125,143	$1,435,073

Gross Margin	$34,439	$32,232	$24,894	$67,171	$54,719	$37,710	$251,165

	Fiscal quarter ended	Nine fiscal months ended
	September 26, 2009	September 26, 2009
Operating margin reconciliation:
MOSFETs	$10,331	$10,793
Diodes	11,920	17,588
Optoelectronic Components	5,504	14,370
Resistors & Inductors	19,758	50,288
Capacitors	15,641	39,754
Vishay Precision Group	5,189	15,187
Unallocated Selling, General, and Administrative Expenses	(53,643)	(157,688)
Restructuring and severance Costs	(3,478)	(34,501)
Settlement agreement gain	-	28,195
Executive employment agreement charge	-	(57,824)
Consolidated Operating Income (Loss)	$11,222	$(73,838)

Restructuring and severance costs:
MOSFETs	$680	$8,305
Diodes	253	4,814
Optoelectronic Components	33	2,936
Resistors & Inductors	857	8,058
Capacitors	824	4,666
Vishay Precision Group	175	2,044
Unallocated Selling, General, and Administrative Expenses	656	3,678
	$3,478	$34,501

VISHAY INTERTECHNOLOGY, INC.
Selected Segment Information
as recast to reflect the business segment realignment
(Unaudited - in thousands)

			Optoelectronic	Resistors &		Vishay Precision
	MOSFETs	Diodes	Components	Inductors	Capacitors	Group	Total
Fiscal quarter ended June 27, 2009:
Product sales	$95,622	$91,240	$40,485	$99,148	$91,893	$41,333	$459,721
Royalty revenues	-	-	-	537	-	-	$537
Total revenue	$95,622	$91,240	$40,485	$99,685	$91,893	$41,333	$460,258

Gross Margin	$13,334	$10,607	$8,824	$19,863	$15,167	$10,979	$78,774

Six fiscal months ended June 27, 2009:
Product sales	$179,759	$171,633	$74,880	$198,262	$197,510	$85,038	$907,082
Royalty revenues	57	-	13	2,617	-	-	$2,687
Total revenue	$179,816	$171,633	$74,893	$200,879	$197,510	$85,038	$909,769

Gross Margin	$15,954	$15,372	$14,613	$41,855	$33,974	$25,030	$146,798

	Fiscal quarter ended	Six fiscal months ended
	June 27, 2009	June 27, 2009
Operating margin reconciliation:
MOSFETs	$5,724	$462
Diodes	5,684	5,668
Optoelectronic Components	6,325	8,866
Resistors & Inductors	14,454	30,530
Capacitors	10,510	24,113
Vishay Precision Group	3,684	9,998
Unallocated Selling, General, and Administrative Expenses	(51,359)	(104,045)
Restructuring and severance Costs	(12,090)	(31,023)
Settlement agreement gain	28,195	28,195
Executive employment agreement charge	(57,824)	(57,824)
Consolidated Operating Income (Loss)	$(46,697)	$(85,060)

Restructuring and severance costs:
MOSFETs	$4,488	$7,625
Diodes	2,239	4,561
Optoelectronic Components	1,154	2,903
Resistors & Inductors	118	7,201
Capacitors	612	3,842
Vishay Precision Group	1,390	1,869
Unallocated Selling, General, and Administrative Expenses	2,089	3,022
	$12,090	$31,023

VISHAY INTERTECHNOLOGY, INC.
Selected Segment Information
as recast to reflect the business segment realignment
(Unaudited - in thousands)

			Optoelectronic	Resistors &		Vishay Precision
	MOSFETs	Diodes	Components	Inductors	Capacitors	Group	Total
Fiscal quarter ended March 28, 2009:
Product sales	$84,137	$80,393	$34,395	$99,114	$105,617	$43,705	$447,361
Royalty revenues	57	-	13	2,080	-	-	$2,150
Total revenue	$84,194	$80,393	$34,408	$101,194	$105,617	$43,705	$449,511

Gross Margin	$2,620	$4,765	$5,789	$21,992	$18,807	$14,051	$68,024

Fiscal quarter ended
March 28, 2009
Operating margin reconciliation:
MOSFETs	$(5,262)
Diodes	(16)
Optoelectronic Components	2,541
Resistors & Inductors	16,077
Capacitors	13,602
Vishay Precision Group	6,314
Unallocated Selling, General, and Administrative Expenses	(52,686)
Restructuring and severance Costs	(18,933)
Consolidated Operating Income (Loss)	$(38,363)

Restructuring and severance costs:
MOSFETs	$3,137
Diodes	2,322
Optoelectronic Components	1,749
Resistors & Inductors	7,083
Capacitors	3,230
Vishay Precision Group	479
Unallocated Selling, General, and Administrative Expenses	933
$18,933

VISHAY INTERTECHNOLOGY, INC.
Selected Segment Information
as recast to reflect the business segment realignment
(Unaudited - in thousands)

			Optoelectronic	Resistors &		Vishay Precision
	MOSFETs	Diodes	Components	Inductors	Capacitors	Group	Corporate / Other	Total
Year ended December 31, 2008:
Product sales	$645,712	$577,614	$235,317	$602,665	$516,207	$241,700	$-	$2,819,215
Royalty revenues	2,162	-	21	813	-	-	-	$2,996
Total revenue	$647,874	$577,614	$235,338	$603,478	$516,207	$241,700	$-	$2,822,211

Gross Margin	$137,931	$100,390	$57,317	$146,999	$74,421	$79,909	$-	$596,967

Depreciation expense	55,344	37,871	16,238	38,612	43,025	8,410	347	$199,847
Interest expense	79	218	265	103	1,516	57	36,430	$38,668
Capital expenditures	45,653	33,185	13,719	28,559	23,425	7,391	62	$151,994

Total Assets as of December 31, 2008:	605,335	550,196	146,432	545,247	665,756	254,863	48,131	$2,815,960

Year ended
December 31, 2008
Operating margin reconciliation:
MOSFETs	$88,310
Diodes	72,162
Optoelectronic Components	41,927
Resistors & Inductors	119,649
Capacitors	46,307
Vishay Precision Group	40,570
Unallocated Selling, General, and Administrative Expenses	(261,323)
Restructuring and severance Costs	(62,537)
Asset write-downs	(5,073)
Goodwill impairment	(1,696,174)
Indefinite-lived intangible impairment	(27,000)
Loss on purchase commitments	(6,024)
Gain on sale of building	4,510
Terminated tender offer costs	(4,000)
Consolidated Operating Income (Loss)	$(1,648,696)

Restructuring and severance costs:
MOSFETs	$9,879
Diodes	7,866
Optoelectronic Components	6,360
Resistors & Inductors	18,803
Capacitors	7,546
Vishay Precision Group	6,349
Unallocated Selling, General, and Administrative Expenses	5,734
$62,537

Asset write-downs:
MOSFETs	$-
Diodes	613
Optoelectronic Components	-
Resistors & Inductors	4,460
Capacitors	-
Vishay Precision Group	-
$5,073

Goodwill impairment:
MOSFETs	$594,951
Diodes	295,738
Optoelectronic Components	153,263
Resistors & Inductors	178,056
Capacitors	380,701
Vishay Precision Group	93,465
$1,696,174

Indefinite-lived intangible impairment:
MOSFETs	$-
Diodes	15,000
Optoelectronic Components	-
Resistors & Inductors	3,824
Capacitors	8,176
Vishay Precision Group	-
$27,000